SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 5, 2014
Date of report (Date of earliest event reported)
____________________________________

BIOLIFE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18710	94-3076866
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

3303 Monte Villa Parkway, Bothell, WA 98021
(Address of principal executive offices, including zip code)

(425) 402-1400
(Registrant’s telephone number, including area code)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2014, Mr. Thomas Girschweiler resigned from the Board of Directors of BioLife Solutions, Inc. (the “Company”), effective as of that date.

The Company’s Board of Directors currently consists of five directors, Michael Rice, Raymond Cohen, Andrew Hinson, Rick Stewart and Joe Schick.  As previously announced, Mr. Schick, a senior financial leader for several high growth companies, was appointed to the Board of Directors on November 19, 2013, following the resignation, effective November 5, 2013, of Roderick de Greef to pursue other interests.  Messrs. Cohen, Hinson, Schick and Stewart are considered independent under the rules of the Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLIFE SOLUTIONS, INC.

Date: March 5, 2014	By:	/s/ Daphne Taylor
Daphne Taylor
Chief Financial Officer